Exhibit 10.1

Amendments Agreement

March 12, 2019

This Amendments Agreement (this “Amendment”) is between (1) Transform SR LLC (“SR”), Transform KM LLC (“KM”), Transform SR Holdings LLC (“SR Holdings”), and Transform SR Holding Management LLC (“SRH”) and (2) Sears Hometown and Outlet Stores, Inc. (“SHO”), Sears Authorized Hometown Stores, LLC (“SAHS”), and Sears Outlet Stores, L.L.C., (“Outlet”). SR, KM, SR Holdings, and SRH together are referred to in this Amendment as the “Transform Companies” and each is referred to as a “Transform Company.” SHO, SAHS, and Outlet together are referred to in this Amendment as the “Hometown Companies” and each is referred to as a “Hometown Company.”

Preliminary Statement

This Amendment amends three agreements that are described in section 2. The three agreements together are referred to in this Amendment as the “Agreements” and each is referred to as an “Agreement.” The amendments in this Amendment are effective as of the date provided above.

Terms and Conditions

In consideration of the mutual covenants of this Amendment, the Transform Companies and the Hometown Companies agree as follows:

1.    Amendment Parties. Each Transform Company, as assignee pursuant to, and in accordance with, the Assignment and Assumption Agreement dated as of February 11, 2019, and each Hometown Company is a party to one or more of the Agreements as evidenced by the party’s execution and delivery of an Agreement. Each party to an Agreement is agreeing in this Amendment to amend the Agreement as specified in section 2. Nothing in this Amendment causes (a) a Transform Company to become a party, or to become obligated as if it were a party, to an Agreement that the Transform Company has not, prior to the date of this Amendment, executed and delivered to a Hometown Company or (b) a Hometown Company to become a party, or to become obligated as if it were a party, to an Agreement that the Hometown Company has not, prior to the date of this Amendment, executed and delivered to a Transform Company.

2.    Amendments to the Agreements.

(a)    Amended and Restated Merchandising Agreement. SR, KM, SR Holdings, SHO, SAHS, and Outlet each agrees that the Amended and Restated Merchandising Agreement effective May 1, 2016, as amended prior to the date of this Amendment (the “ARMA”), is additionally amended as follows: (i) in section 2(a) the date “February 1, 2020” is changed to the date “February 1, 2023,” (ii) in section 2(c)(ii)(A) the date “December 31, 2020” is changed to the date “December 31, 2023,” (iii) in section 2(d)(i) the date “December 31, 2020” is changed to the date “December 31, 2023,” and (iv) in section 13(b) the date “December 31, 2022” is changed to the date “December 31, 2025.” The foregoing amendments in this section 2(a) constitute, and hereafter will be known and referred to collectively as, “Amendment No. 4 to Amended and Restated Merchandising Agreement.”

(b)    Services Agreement. SRH and SHO each agrees that the Services Agreement dated August 8, 2012, as amended prior to the date of this Amendment (including without limitation as a result of Service terminations), is additionally amended as follows: (i) in section 1.01(C) the references to the date “February 1st, 2020” are changed to the date “February 1, 2023” and (ii) in Table III-Home and Commercial Delivery Services-Hybrid Delivery Market Process to Appendix 1.01-C the date “February 1st, 2020” is changed to the date “February 1, 2023.” The foregoing amendments in this section 2(b) constitute, and hereafter will be known and referred to collectively as, “Amendment No. [11] to Services Agreement.”

Exhibit 10.1

(c)    Shop Your Way Rewards Retail Establishment Agreement. SRH and SHO each agrees that the Shop Your Way Rewards Retail Establishment Agreement dated August 8, 2012, as amended prior to the date of this Amendment, is additionally amended as follows: in section II the words “the tenth anniversary of the Effective Date has occurred” are changed to the date “February 1, 2023.” The foregoing amendment in this section 2(c) constitutes, and hereafter will be known and referred to as, “Amendment No. 3 to Shop Your Way Rewards Retail Establishment Agreement.”

3.    Other Terms of the Agreements; Governing Law. All terms and conditions of each Agreement as amended prior to the date of this Amendment (including all schedules, exhibits, and appendices) remain unchanged and in full force and effect except as expressly amended by this Amendment. The terms and conditions of section 22(t) of the ARMA govern this Amendment as if that section referred to this Amendment.

Sears Hometown and Outlet Stores, Inc.	Sears Authorized Hometown Stores, LLC	Sears Outlet Stores, L.L.C.

By: /s/ WILL POWELL Will Powell Chief Executive Officer and President	By: /s/ WILL POWELL Will Powell President	By: /s/ WILL POWELL Will Powell President

Transform SR LLC	Transform KM LLC	Transform SR Holdings LLC

By: /s/ ROBERT RIECKER Robert Riecker Senior Vice President	By: /s/ ROBERT RIECKER Robert Riecker Senior Vice President	By: /s/ ROBERT RIECKER Robert Riecker Senior Vice President

Transform SR Holding Management LLC

By: /s/ ROBERT RIECKER Robert Riecker Senior Vice President